UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 2, 2010 (November 2, 2010)

Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-33357 (Commission File Number)	65-0643773 (IRS Employer Identification No.)

2 Snunit Street Science Park, POB 455 Carmiel, Israel (Address of principal executive offices)	20100 (Zip Code)
Registrant’s telephone number, including area code +972-4-988-9488
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events
On November 2, 2010, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing positive preliminary data from the first 15 patients that completed the Company’s nine month, worldwide, multi-center, open-label, switch-over trial of taliglucerase alfa for the treatment of Gaucher disease. A copy of the press release is attached hereto as Exhibit 99.1
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

99.1	Press release dated November 2, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: November 2, 2010	By:	/s/ David Aviezer
		Name:	David Aviezer, Ph.D.
		Title:	President and Chief Executive Officer

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